UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2022

ARROW ELECTRONICS, INC.

(Exact Name of Registrant as Specified in Charter)

New York	1-4482	11-1806155
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

9201 East Dry Creek Road, Centennial, CO	80112
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (303) 824-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 20.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of the exchange on which registered
Common Stock, $1 par value	ARW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.07.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the 2022 Annual Meeting of Shareholders of Arrow Electronics, Inc. (the “Company”) held on May 11, 2022 (the “Annual Meeting”), three proposals were submitted to the Company’s shareholders. The proposals are described in detail in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 30, 2022 (the “Proxy Statement”). As of the record date for the Annual Meeting, there were a total of 67,026,363 shares of common stock outstanding and entitled to vote at the Annual Meeting. There were 59,025,454 shares of common stock represented in person or by proxy at the Annual Meeting and, therefore, a quorum was present.

Proposal 1 — Election of directors for the ensuing year

The Company’s shareholders elected 11 directors to hold office for a term of one year ending at the 2023 Annual Meeting of Shareholders. The voting results for each nominee were as follows:

Board Member	For	Withheld	Broker Non-votes
Barry W. Perry	52,619,998	4,053,548	2,351,908
William F. Austen	56,064,259	609,287	2,351,908
Fabian T. Garcia	56,360,043	313,503	2,351,908
Steven H. Gunby	55,790,103	883,443	2,351,908
Gail E. Hamilton	51,944,828	4,728,718	2,351,908
Andrew C. Kerin	50,745,697	5,927,849	2,351,908
Laurel J. Krzeminski	56,257,678	415,868	2,351,908
Michael J. Long	52,355,632	4,317,914	2,351,908
Carol P. Lowe	55,292,141	1,381,405	2,351,908
Stephen C. Patrick	51,130,356	5,543,190	2,351,908
Gerry P. Smith	52,745,772	3,927,774	2,351,908

Proposal 2 — Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm. The appointment was ratified with 54,772,427 shares voting for, 4,234,479 shares voting against, and 18,548 shares abstaining.

Proposal 3 — Advisory vote on named executive officer compensation

The Company’s shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers, as described in the Proxy Statement. The proposal was passed by the shareholders with 50,694,241 shares in favor, 5,909,453 shares against, 69,852 shares abstaining, and 2,351,908 broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.

Date: May 13, 2022	By:	/s/ Carine Jean-Claude
	Name:	Carine Jean-Claude
	Title:	Senior Vice President, Chief Legal Officer and Secretary